UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2015

EP ENERGY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-183815	45-4871021
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

EP ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36253	46-3472728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 997-1200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Notes Offering

On May 19, 2015, EP Energy LLC (“EP Energy”), a wholly-owned subsidiary of EP Energy Corporation, announced that it intends to offer $800 million aggregate principal amount of its Senior Notes due 2023 (the “Notes Offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain persons in offshore transactions in accordance with Regulation S under the Securities Act.  A copy of the press release regarding the Notes Offering is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Each Registrant is also disclosing under Item 7.01 of this Current Report on Form 8-K the information attached to this report as Exhibit 99.2, which information is incorporated by reference herein. The information in Exhibit 99.2, portions of which have not been previously reported, is excerpted from a preliminary offering memorandum that is being disseminated in connection with the Notes Offering.

Tender Offer

On May 19, 2015, EP Energy also announced the commencement of a cash tender offer (the “Tender Offer”) for any and all of the $750 million aggregate principal amount of its outstanding 6.875% Senior Secured Notes due 2019. The terms and conditions of the Tender Offer are set forth in the Offer to Purchase, dated May 19, 2015. A copy of the press release regarding the Tender Offer is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed incorporated by reference into any filing under the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated as of May 19, 2015, related to the Notes Offering.
99.2	Excerpts from preliminary offering memorandum.
99.3	Press release, dated as of May 19, 2015, related to the Tender Offer.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EP ENERGY LLC

Date: May 19, 2015	By:	/s/ Dane E. Whitehead
Dane E. Whitehead
Executive Vice President and Chief Financial Officer

EP ENERGY CORPORATION

	By:	/s/ Dane E. Whitehead
Dane E. Whitehead
Executive Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated as of May 19, 2015, related to the Notes Offering.
99.2	Excerpts from preliminary offering memorandum.
99.3	Press release, dated as of May 19, 2015, related to the Tender Offer.

4